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                                                                    EXHIBIT 10.2

                     AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT

      This amendment made June 10, 2002 between FOOT LOCKER, INC. (formerly known as Venator Group, Inc.), a New York corporation (the "Company") and MATTHEW D. SERRA (the "Executive").

      WHEREAS, the Company and the Executive are parties to an Employment Agreement dated February 12, 2001, as amended on November 14, 2001 (the "Employment Agreement") pursuant to which Executive serves as President and Chief Executive Officer of the Company; and

      WHEREAS, the parties desire to amend the Employment Agreement as provided herein.

      NOW, THEREFORE, the Company and the Executive hereby agree as follows:

      1. Section 4(b) of the Employment Agreement is amended by deleting the penultimate sentence of such section and substituting the following: "During each year of the Employment Period beginning February 3, 2002, the annual bonus payable to Executive at target shall be 90 percent of the Executive's then-current Base Salary."

      2. Section 4(f) of the Employment Agreement is amended by deleting the penultimate sentence ("Executive shall not . . . Employment Period") of such section.

      3. Capitalized terms used herein that are defined in the Employment Agreement shall have the meanings provided for in the Employment Agreement, unless otherwise defined herein.

      4. All provisions of the Employment Agreement not expressly amended hereby shall remain unmodified and unamended hereby and the entire Employment Agreement, as amended hereby, shall continue in full force and effect in accordance with the terms of the Employment Agreement.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

                                    FOOT LOCKER, INC.

                              By:   /s/ Laurie Petrucci
                                    ------------------------------
                                    Laurie Petrucci
                                    Sr. Vice President - Human Resources

                                    /s/ Matthew D. Serra
                                    ------------------------------
                                    Matthew D. Serra